UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2010

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12672	77-0404318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ballston Tower, 671 N. Glebe Road, Suite 800, Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On August 16, 2010, AvalonBay Communities, Inc. (the “Company”) exercised its right to extend the original maturity date of the Second Amended and Restated Revolving Loan Agreement, as amended, dated November 14, 2006 (the “Credit Facility”) among the Company, JP Morgan Chase, Bank of America, Morgan Stanley, Wells Fargo, DeutscheBank and other lenders under the Credit Facility, in accordance with the extension option provision set forth in Section 2.18 of the Credit Facility.  The Company elected to extend the original maturity date of the Credit Facility by one year and, as provided in the Credit Facility, paid an extension fee of 0.10% or $1,000,000 in connection with its exercise of the extension option.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

August 17, 2010
	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer